UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

   Filed by the Registrant      |X|
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   |_|  Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
   |X|  Definitive Proxy Statement
   |_|  Definitive Additional Materials
   |_|  Soliciting Material Pursuant to ss.240.14a-12

                        CollaGenex Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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


                        COLLAGENEX PHARMACEUTICALS, INC.
                               41 University Drive
                                Newtown, PA 18940



                                          April 23, 2004

To Our Stockholders:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders of CollaGenex Pharmaceuticals, Inc. at 8:30 A.M., local time, on Tuesday, May 25, 2004, at the Philadelphia Marriott Downtown Hotel, 1201 Market Street, Philadelphia, Pennsylvania 19107.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

      It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

      Thank you for your continued support.


                                          Sincerely,

                                          /s/ Colin W. Stewart

                                          Colin W. Stewart
                                          President and Chief Executive
                                          Officer

                        COLLAGENEX PHARMACEUTICALS, INC.
                               41 University Drive
                                Newtown, PA 18940


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 25, 2004


      The Annual Meeting of Stockholders of COLLAGENEX PHARMACEUTICALS, INC., a Delaware corporation, will be held at the Philadelphia Marriott Downtown Hotel, 1201 Market Street, Philadelphia, Pennsylvania 19107, on Tuesday, May 25, 2004, at 8:30 A.M., local time, for the following purposes:

(1) To elect eight directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To ratify the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2004; and

(3) To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

      Holders of our common stock and Series D preferred stock of record at the close of business on April 14, 2004 are entitled to notice of and to vote at the Annual Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 41 University Drive, Newtown, Pennsylvania 18940, during ordinary business hours, for a period of 10 days prior to the Annual Meeting as well as on the day of the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.


                                          By Order of the Board of Directors

                                          /s/ Nancy C. Broadbent

                                          Nancy C. Broadbent
                                          Secretary


Newtown, Pennsylvania
April 23, 2004


             Our 2003 Annual Report accompanies the Proxy Statement.

                        COLLAGENEX PHARMACEUTICALS, INC.
                               41 University Drive
                                Newtown, PA 18940


          ------------------------------------------------------------
                                 PROXY STATEMENT
          ------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CollaGenex Pharmaceuticals, Inc. (also referred to in this Proxy Statement as the "Company," "CollaGenex," "we" or "us") of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, May 25, 2004 at the Philadelphia Marriott Downtown Hotel, 1201 Market Street,
Philadelphia, Pennsylvania 19107 at 8:30 a.m., local time, and at any adjournment or adjournments thereof. Holders of record of our common stock, $.01 par value per share, and Series D cumulative convertible preferred stock, $.01 par value per share, as of the close of business on April 14, 2004, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. As of that date, there were 14,131,377 shares of our common stock issued and outstanding and entitled to vote and 200,000 shares of our Series D preferred stock issued and outstanding and entitled to vote. Such shares of Series D preferred stock were, as of such date, convertible into 2,021,572 shares of common stock. Except for the proposal to elect the Series D Director (as hereinafter defined), as set forth below, each share of common stock is entitled to one vote on any matter presented at the Annual Meeting. The aggregate number of common stock votes entitled to be cast at the Annual Meeting is 16,152,949, including the 2,021,572 shares underlying the Series D preferred stock to be voted on an as converted to common stock basis. The holders of all classes of stock will vote as a single class for all proposals generally, except that only the holders of Series D preferred stock will vote as a separate class for the proposal to elect the Series D Director.

      If proxies in the accompanying form are properly executed and returned, the shares of common stock and Series D preferred stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of common stock and Series D preferred stock represented by the proxies will be voted (i) FOR, as applicable, the election of the eight nominees named below as directors, (ii) FOR the ratification of the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2004, and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Annual Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Annual Meeting. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment.

      The presence, in person or by proxy, of holders of shares of our common stock, including the shares of common stock underlying the Series D preferred stock to be voted on an as converted to common stock basis, in the aggregate having a majority of the votes entitled to be cast by such holders at the Annual Meeting, shall constitute a quorum with respect to all matters except for the election of directors. The presence, in person or by proxy, of holders of shares of each of our common stock and our Series D preferred stock having a majority of the votes entitled to be cast by each respective class of stock at the Annual Meeting shall constitute a quorum with respect to the election of directors to be elected by each respective class. The affirmative vote by the holders of a plurality of the shares of common stock represented at the Annual Meeting, but not including the shares of common stock underlying the Series D preferred stock to be voted on an as converted to common stock basis, is required for the election of directors other than the Series D Director, provided a quorum of such stockholders is present in person or by proxy. The affirmative vote by the holders of a majority of the shares of Series D preferred stock represented at the Annual Meeting is required for the election of the Series D Director, provided a quorum is present. All actions proposed herein other than the election of directors may be taken upon the affirmative vote of stockholders possessing a majority of the requisite voting power represented at the Annual Meeting, provided a quorum is present in person or by proxy.

      Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

      This Proxy Statement, together with the related proxy cards, is being mailed to our stockholders on or about April 23, 2004. The Annual Report to Stockholders of the Company for the year ended December 31, 2003, including consolidated financial statements, is being mailed together with this Proxy Statement to all stockholders of record as of April 14, 2004. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 14, 2004.

                              ELECTION OF DIRECTORS

      At the Annual Meeting, eight directors are to be elected (which number shall constitute our entire Board of Directors) to hold office until the 2005 Annual Meeting of Stockholders and until their successors shall have been elected and qualified. The holders of common stock, voting as a class, will elect seven directors. The holders of Series D preferred stock, voting as a class, will elect one director (referred to in this proxy statement as the "Series D Director").

      It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All such persons are, at present, members of our Board of Directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

      The current members of our Board of Directors, who are also nominees for election to our Board of Directors, are as follows:

Common Stock Directors:
-----------------------

                                    Served as a     Position(s) with
Name                         Age   Director Since     the Company
----                         ---   --------------   ----------------
Colin W. Stewart..........   52        2003         President and Chief
                                                      Executive Officer
Brian M. Gallagher, Ph.D..   56        1994         Director
Peter R. Barnett, D.M.D...   52        1997         Director
Robert C. Black...........   61        1999         Director
James E. Daverman.........   54        1995         Chairman of the Board and
                                                      Director
Robert J. Easton..........   59        1993         Director
W. James O'Shea...........   54        2000         Director


Series D Preferred Stock Director:
----------------------------------

                                    Served as a     Position(s) with
Name                         Age   Director Since     the Company
----                         ---   --------------   ----------------

Stephen A. Kaplan.........   45        1999         Director

      The principal occupations and business experience, for at least the past five years, of each nominee are as follows:

      Mr.  Stewart  joined  CollaGenex  in December  2003 as President and Chief
Executive Officer, and has been a member of our Board of Directors since December 2003. From October 1998 until November 2003, Mr. Stewart served as the President and Chief Executive Officer of Muro Pharmaceutical, Inc. a pharmaceutical company. From 1988 to 1998, Mr. Stewart was employed by ASTA Medica Ltd. in a number of sales, marketing and general management positions of increasing responsibility. Prior to 1988, Mr. Stewart was employed by Sterling-Winthrop, Ltd., a United Kingdom pharmaceutical company, for 13 years in sales and general management.

      Dr. Gallagher was our President and Chief Executive Officer from April 1994 until December 2003, has been a member of our Board of Directors since 1994 and was Chairman of the Board of Directors from March 2000 through December 2003. From 1988 until April 1994, Dr. Gallagher was employed by Bristol-Myers Squibb Company and its predecessor, Squibb Corporation, in various executive positions including strategic planning, worldwide product and business development and marketing. From 1991 until April 1994, Dr. Gallagher was Vice President and General Manager of Squibb Diagnostics in the in vivo imaging pharmaceutical division. Prior to 1991, Dr. Gallagher served for ten years with E.I. DuPont de Nemours & Co. in a variety of pharmaceutical research, development, marketing and business management positions.

      Dr. Barnett has been a member of our Board of Directors since February 1997. Dr. Barnett has served as an independent consultant in the managed care field since November 2003. Prior to that, from November 2002 through October 2003, Dr. Barnett served as President and Chief Executive Officer of Group Dental Service, Inc., a dental insurance company. From September 2001 to November 2002, he served as an independent healthcare consultant. Dr. Barnett was formerly the President, Chief Executive Officer and a member of the Board of Directors of HealthASPex, Inc., a claims technology firm, from June 2000 to September 2001. He was also President and Chief Operating Officer of United Dental Care, Inc., a managed dental benefits firm, where he served in such capacity from January 1995 until May 2000. From August 1994 to January 1995, Dr. Barnett was Executive Director of Prudential DMO, and from March 1993 to August 1994, he served as an independent consultant in the managed care field. From January 1985 to March 1993, Dr. Barnett was a Senior Vice President with Pearle Vision, Inc.

      Mr. Black has been a member of our Board of Directors since September 1999. He was President of the Zeneca Pharmaceuticals Division of AstraZeneca, Inc., a pharmaceutical company, until his retirement in June 1999. He joined AstraZeneca, Inc. in 1965 as a pharmaceutical sales representative and held numerous positions of increasing responsibility in sales and marketing prior to becoming President of the Zeneca Pharmaceuticals Division in 1991.

      Mr. Daverman has been a member of our Board of Directors since November 1995 and became the Chairman of the Board of Directors in January 2004. Mr. Daverman is managing general partner of Redfish Partners, L.P., an investment and consulting company. Mr. Daverman also is a Senior Advisor to Robert W. Baird and Co. Incorporated, an investment banking organization, and Chairman of the Advisory Boards of Baird Venture Partners and Baird Capital Partners, Baird's private equity businesses. Until October 2003 when he retired, Mr. Daverman served as managing general partner of Marquette Venture Partners, a venture capital investment company that he co-founded in 1986. Mr. Daverman is also a member of the board of directors of Welch Allyn Holdings, Inc., a global medical products company that is family owned. He chairs the Compensation and Management Development Committee of the board of directors of Welch Allyn. Mr. Daverman serves on the board of directors of several other privately-held companies.

      Mr. Easton has been a member of our Board of Directors since November 1993. He currently serves as the Chairman of Easton Associates, a healthcare consulting firm, and has held this position since May 2000. He was formerly Managing Director of IBM Healthcare Consulting, Inc., a major health care consulting firm, where he served in such capacity from 1981 to May 2000. Mr. Easton is a former President of the Biomedical Marketing Association. Mr. Easton is a member of the Board of Directors of Cepheid, Inc. and several privately-held companies.

      Mr. O'Shea has been a member of our Board of Directors since September 2000. He currently serves as President and Chief Operating Officer of Sepracor, Inc., a position he has held since October 1999. Formerly, he was Senior Vice President of AstraZeneca, Inc., a pharmaceutical company, from 1975 to October 1999.

      Mr. Kaplan has been a member of our Board of Directors since September 1999. He is a principal and portfolio manager of Oaktree Capital Management, LLC, which is the general partner of OCM Principal Opportunities Fund, L.P., a venture capital fund. He has held such positions since June 1995 and November 1993, respectively. From November 1993 to May 1995 he was Managing Director of Trust Company of The West. Mr. Kaplan serves as a director of Regal Entertainment Group and General Maritime Corporation, as well as numerous privately-held companies.

      Pursuant to the terms of the Certificate of Designation, Preferences and Rights of Series D Cumulative Convertible Preferred Stock, as amended, the holders of the Series D preferred stock, acting as a single class, have the right to designate and elect one member of our Board of Directors. The holders of the Series D preferred stock have exercised such right by designating Mr. Kaplan to serve as a member of our Board of Directors.

      All directors will hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. None of our directors are related to any other director or to any of our executive officers.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS, AS APPLICABLE, VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS. PLEASE NOTE THAT PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NOMINEES NAMED ABOVE.

                              CORPORATE GOVERNANCE

General
-------

      We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission and the new listing standards of the NASDAQ National Market.

      Based on this review, in January 2004, our Board of Directors adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for each of our Nominating and Corporate Governance Committee and Compensation Committee. In February 2004, we also amended and restated the charter for our Audit Committee. This section describes key corporate governance guidelines and practices that we have adopted. You can access our current committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics in the "Corporate Governance" section of our website located at www.collagenex.com or by writing to: Nancy C. Broadbent, c/o CollaGenex Pharmaceuticals, Inc., 41 University Drive, Newtown, Pennsylvania 18940.

Corporate Governance Guidelines
-------------------------------

      The Board has adopted corporate governance guidelines to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders. These guidelines, which provide a framework for the conduct of the Board's business, include that:

     o the principal responsibility of the directors is to oversee the management of the Company;

     o    a majority of the members of the Board shall be independent directors;

     o the non-management/independent directors meet regularly in executive session;

     o directors have full and free access to management and, as necessary and appropriate, independent advisors;

     o new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

     o at least annually, the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Determination of Independence
-----------------------------

      Under NASDAQ rules that become applicable to us on the date of the Annual Meeting, a director will only qualify as an "independent director" if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that none of Messrs. Barnett, Black, Daverman, O'Shea, Kaplan or Easton has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an "independent director" as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Director Candidates
-------------------

      The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

      In considering whether to recommend any particular candidate for inclusion in the Board's slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in our Nominating and Corporate Governance Committee Charter. These criteria include the candidate's integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

      Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Corporate Secretary, CollaGenex Pharmaceuticals, Inc., 41 University Drive, Newtown, Pennsylvania 18940. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Stockholders
--------------------------------

      The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Nominating and Corporate Governance Committee, subject to advice and assistance from our Chief Executive Officer and, if requested, our outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as considered appropriate.

      Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

      Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors, c/o Corporate Secretary, CollaGenex Pharmaceuticals, Inc., 41 University Drive, Newtown, Pennsylvania 18940.

Code of Business Conduct and Ethics
-----------------------------------

      We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted the Code of Business Conduct and Ethics on our website, which is located at
www.collagenex.com. In addition, we intend to disclose on our website any amendments to, or waivers from, any provision of the Code that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Board of Directors and Attendance by Members of the Board of Directors at
-------------------------------------------------------------------------
Meetings
--------

      Our Board of Directors currently consists of Colin W. Stewart, Brian M. Gallagher, Ph.D., Peter R. Barnett, D.M.D., Robert C. Black, James E. Daverman, who serves as Chairman, Robert J. Easton, W. James O' Shea and Stephen A. Kaplan. Our Amended and Restated By-Laws currently provide that the total number of directors comprising our Board of Directors shall be such number as is fixed by our Board of Directors, but in no event less than one. Pursuant to the terms of the Certificate of Designation, Preferences and Rights of Series D Cumulative Convertible Preferred Stock, as amended, our Board of Directors shall consist of not less than five and not more than nine directors. Our Board of Directors has provided that our full Board of Directors shall be comprised of nine directors. Although we have nominated, and are only seeking to elect, eight members to our Board of Directors at this time, we are actively recruiting potential candidates for the one vacancy. This vacancy may be filled by the vote or written consent of a majority of our directors elected by the holders of record of our common stock, and shall serve until the next annual meeting of stockholders, unless earlier removed or such director resigns.

      There were five meetings of the Board of Directors during 2003. Except for Mr. Stewart, who became a member of our Board of Directors in December 2003, each director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a director and the total number of meetings held by the committee on which he served during the period, if applicable.

      Our Corporate Governance Guidelines provide that directors are expected to attend the annual meeting of stockholders. Except for Mr. Stewart who became a member of our Board of Directors in December 2003, all directors attended the 2003 Annual Meeting of Stockholders.

Committees of the Board
-----------------------

      The Board of Directors has established three standing committees - Audit, Compensation and Nominating and Corporate Governance - each of which operates under a charter that has been approved by our Board of Directors. Current copies of each committee's charter are posted on the Corporate Governance section of our website located at www.collagenex.com. In addition, a copy of the Audit Committee Charter, as in effect on the date of this proxy statement, is attached hereto as Appendix A.
          ----------

      The Board of Directors has determined that all of the members of each of the Board's three standing committees are independent as defined under the new rules of the NASDAQ Stock Market that become applicable to us on the date of the 2004 Annual Meeting, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934. In addition, all of the members of the Audit Committee are independent as defined by the rules of the NASDAQ Stock Market that apply to us until the date of the 2004 Annual Meeting.

      Audit Committee of the Board of Directors
      -----------------------------------------

      The Audit Committee currently consists of James E. Daverman, who served as the Chairman during 2003, Robert J. Easton and Peter R. Barnett, who serves currently as Chairman. During 2003, Messrs. Daverman, Easton and Barnett were the only members of the Audit Committee. The Audit Committee was established in March 1996 and currently acts under a charter that was adopted and approved on May 8, 2000 and that was amended and restated in February 2004. The Audit Committee held five meetings in 2003. It is anticipated that each of Messrs. Daverman, Easton and Barnett, if elected to the Board of Directors by our stockholders, will continue to serve on the Audit Committee. Our Audit Committee's responsibilities include:

     o    appointing,   approving  the   compensation   of,  and  assessing  the
          independence of our independent auditor;

     o    overseeing the work of our independent auditor,  including through the
          receipt  and   consideration   of  certain  reports  from  independent
          auditors;

     o reviewing and discussing with management and the independent auditors our annual and quarterly consolidated financial statements and related disclosures;

     o monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

     o    discussing our risk management policies;

     o    establishing   procedures   for   the   receipt   and   retention   of
          accounting-related complaints and concerns;

     o meeting independently with our internal auditing staff, independent auditors and management; and

     o preparing the audit committee report required by SEC rules (which is included on pages 10 and 11 of this proxy statement).

      Pursuant to the Audit Committee Charter, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2003 with our management and independent auditors. Additionally, the Audit Committee has discussed with the independent auditors the matters required by Statement of Auditing Standards ("SAS") 61, has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors that the consolidated financial statements as of and for the year ended December 31, 2003 audited by KPMG LLP be included in our Annual Report on Form 10-K.

      The Board of Directors has determined that James Daverman is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

      Compensation Committee of the Board of Directors
      ------------------------------------------------

      The Compensation Committee currently consists of W. James O'Shea, who serves as Chairman, Robert C. Black and Robert J. Easton. The Compensation Committee was established in March 1996 and currently acts under a charter adopted and approved in January 2004. The Compensation Committee held eight meetings in 2003. The primary responsibilities of the Compensation Committee include approving salaries and incentive compensation for our executive officers and administering our stock option plans. In addition, our Compensation Committee has the following principal duties:

     o annually reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer's compensation;

     o    determining the Chief Executive Officer's compensation;

     o reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers;

     o    overseeing and administering our cash and equity incentive plans; and

     o reviewing and making recommendations to the Board with respect to director compensation.

          Nominating  and  Corporate   Governance  Committee  of  the  Board  of
          ----------------------------------------------------------------------
          Directors
          ---------

      In January 2004, our Board of Directors reconstituted our Nominating Committee to expand its responsibilities and formed a Nominating and Corporate Governance Committee, which currently consists of Robert C. Black, who serves as Chairman, Peter R. Barnett and Stephen A. Kaplan. The Nominating and Corporate Governance Committee currently acts under a charter adopted and approved in January 2004. The Nominating Committee held one meeting in 2003. The responsibilities of the Nominating and Corporate Governance Committee include:

     o identifying and recommending nominees for election as directors and to each of the Board's committees;

     o reviewing and making recommendations to the Board with respect to management succession planning;

     o reviewing and assessing the adequacy of our corporate governance guidelines and recommending any proposed changes to our Board of Directors; and

     o    overseeing an annual evaluation of the Board.

Compensation of Directors
-------------------------

      During 2003, Brian M. Gallagher, Ph.D. was not paid any compensation for his services as Chairman of the Board. Each non-employee director is entitled to receive an annual retainer of $12,000, a fee of $2,000 for each regularly scheduled meeting of the Board of Directors attended in person and an annual fee of $1,000 for each Committee on which he or she serves. We provide reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors and other Company business.

      From time-to-time, members of the Board of Directors have been granted options to purchase shares of our common stock. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS."

      On May 20, 2003, we granted to each non-employee director, options to purchase 12,000 shares of common stock at an exercise price per share of $10.80. Such options vest in four equal annual installments commencing one year after the date of grant. In addition, on May 20, 2003, Mr. O'Shea was granted options to purchase 2,500 shares of common stock at an exercise price per share of $10.80. Such options vest in four equal annual installments commencing one year after the date of grant. Beginning with the 2003 Annual Meeting of Stockholders, upon re-election, each non-employee director shall automatically be granted an option to purchase 12,000 shares of common stock, at an exercise price per share equal to the then current fair market value per share. All such options shall become exercisable in four equal annual installments commencing one year after the date of grant, provided that the optionee then remains a director. Pursuant to our 1996 Non-Employee Director Stock Option Plan, each new non-employee director is automatically granted an option to purchase 25,000 shares of common stock, at an exercise price per share equal to the then current fair market value per share. All such options become exercisable in five equal annual installments commencing one year after the date of grant, provided that the optionee then remains a director. The right to exercise annual installments of options under the Non-Employee Plan will be reduced proportionately based on the optionee's actual attendance at meetings of the Board of Directors if the optionee fails to attend at least 75% of the meetings of the Board of Directors held in any calendar year.

Report of the Audit Committee of the Board of Directors
-------------------------------------------------------

      The Audit Committee has furnished the following report:

To the Board of Directors of CollaGenex Pharmaceuticals, Inc.:

      The Audit Committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2003 and has discussed these consolidated financial statements with our management and our independent auditors. Management is responsible for the preparation of our consolidated financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Our independent auditors are responsible for conducting an independent audit of our annual consolidated financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

      The Audit Committee has also received from, and discussed with, our independent auditors various communications that our independent auditors are required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). SAS 61 requires our independent auditors to discuss with our Audit Committee, among other things, the following:

     o    methods used to account for significant unusual transactions;

     o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     o disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the consolidated financial statements.

      Our independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor's professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from CollaGenex. The Audit Committee also considered whether the independent auditors' provision of certain other non-audit related services to us is compatible with maintaining such auditors' independence.

      Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003.

James E. Daverman
Audit Committee Chairman

Robert J. Easton
Audit Committee Member

Peter R. Barnett
Audit Committee Member


Independent Auditors' Fees and Other Matters
--------------------------------------------

      The following table summarizes the fees incurred by us for professional services rendered by KPMG LLP, our independent auditor, for each of the last two fiscal years:

Fee Category                     2003                    2002
------------                   ---------              ---------

Audit Fees.............        $ 191,500              $ 132,000
Audit-Related Fees.....        $      --              $      --
Tax Fees...............        $  43,870              $  28,600
All Other Fees.........        $      --              $      --
                               ---------              ---------
    Total Fees.........        $ 235,370              $ 160,600
                               =========              =========

      Audit Fees
      ----------

      Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim consolidated financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with regulatory filings or engagements.

      Audit-Related Fees
      ------------------

      There were no fees to report in this category for 2003 and 2002.

      Tax Fees
      --------

      Tax fees consist of fees for tax compliance, tax advice and tax planning services.

      All Other Fees
      --------------

      There were no fees to report in this category for 2003 and 2002.

      Audit Committee Pre-Approval Policy and Procedures
      --------------------------------------------------

      The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee.

      All engagements entered into with KPMG LLP subsequent to May 6, 2003, were approved in accordance with the procedures described above.

                               EXECUTIVE OFFICERS

      The following table identifies our current executive officers:

                                       Capacities in           In Current
Name                            Age    Which Served            Position Since
----                            ---    -------------           --------------

Colin W. Stewart............     52    President, Chief         December 2003
                                        Executive Officer
                                        and Director

Klaus Theobald(1)...........     45    Senior Vice              January 2004
                                        President and
                                        Chief Medical
                                        Officer

Nancy C. Broadbent(2).......     47    Chief Financial          March 1996
                                        Officer, Treasurer
                                        and Secretary

David F. Pfeiffer(3)........     40    Senior Vice              December 2000
                                        President, Sales        (Vice President,
                                        and Marketing           Marketing since
                                                                June 1997)


(1) Dr. Theobald joined CollaGenex in January 2004 as Senior Vice President and Chief Medical Officer. From February 2003 to January 2004, Dr. Theobald was pursuing personal interests. Prior to joining CollaGenex, from June 2002 to February 2003, Dr. Theobald was the President and Chief Executive Officer of Allergenics, Inc. a biotechnology company focused on oral protein delivery. Prior to that, from July 1986 to May 2002, Dr. Theobald held various senior positions at Aventis Behring and its predecessor companies, and most recently served as Chief Medical Offficer of Aventis Behring's Genesis Therapeutics subsidiary.

(2) Ms. Broadbent joined CollaGenex in March 1996 as Chief Financial Officer, Treasurer and Secretary. From October 1994 until March 1996, Ms. Broadbent served as Senior Vice President, Chief Financial Officer and director of Human Genome Sciences, Inc., a pharmaceutical company. From January 1993 to October 1994, she served as Vice President and Chief Financial Officer of Cangene, Inc., a biopharmaceutical company. From January 1992 through December 1992, Ms. Broadbent served as an independent financial consultant. From March 1990 to December 1991, she was employed by Baring Brothers & Co., Inc., initially as Senior Vice President and then as Executive Director, Corporate Finance. Prior to that, Ms. Broadbent served for nine years in corporate finance positions with Salomon Brothers, Inc. and PaineWebber Incorporated.

(3) Mr. Pfeiffer joined CollaGenex in June 1997 as Vice President, Marketing. He was promoted to Senior Vice President, Sales and Marketing in December 2000. From September 1995 until June 1997, Mr. Pfeiffer served as Director of Marketing, Health Management Services, for SmithKline Beecham. From May 1994 to September 1995, he served as Director, Disease Management Services of Stuart Disease Management Services, a division of Zeneca Pharmaceuticals. From October 1991 to May 1994 he was employed in various product management positions with Zeneca Pharmaceuticals Group. From July 1988 to October 1991, he held various marketing and product management positions with the Lederle Laboratories Division of American Cyanamid.

      None of our executive officers are related to any other executive officer or to any of our directors. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the Securities and Exchange Commission. All reporting persons are required by the

Securities and Exchange Commission's regulations to furnish us with copies of all reports that such reporting persons file with the Securities and Exchange Commission pursuant to Section 16(a).

      Based solely on our review of the copies of such forms received by us and upon written representations of our reporting persons received by us, except as described below, each such reporting person has filed all of their respective reports pursuant to Section 16(a) on a timely basis. Each of Nancy C. Broadbent, Robert A. Ashley and David F. Pfeiffer failed to timely file a Form 4 with respect to the grant of stock options on January 24, 2003. Ms. Broadbent and Messrs. Pfeiffer and Ashley filed such information on a Form 4 with the Securities and Exchange Commission on April 28, 2003, June 13, 2003 and June 16, 2003, respectively. Each of James W. O'Shea, James E. Daverman, Peter R. Barnett, Robert J. Easton, Robert C. Black and Stephen A. Kaplan failed to timely file a Form 4 with respect to the grant of stock options on May 20, 2003. Mr. O'Shea filed such information on a Form 4 with the Securities and Exchange Commission on June 16, 2003. Messrs. Daverman and Barnett filed such information on a Form 4 with the Securities and Exchange Commission on June 30, 2003. Messrs. Easton, Black and Kaplan filed such information on a Form 4 with the Securities and Exchange Commission on July 7, 2003.

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal Years 2003, 2002 and 2001
-----------------------------------------------------------

      The following Summary Compensation Table sets forth information concerning compensation during the years ended December 31, 2003, 2002 and 2001 for services in all capacities awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during 2003, each other of our executive officers as of December 31, 2003 and certain individuals who served as executive officers during a part of 2003, whose aggregate cash compensation exceeded $100,000 at the end of 2003 (collectively referred to as the "Named Executives").

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------
                                                        Long-Term
                                      Annual Com-      Compensation
                                      pensation (1)      Awards
                                   -----------------   ------------
                                                        Securities     All Other
                                                         Underlying    Compensa-
    Name and Principal      Year   Salary   Bonus         Options        tion
         Position                    ($)      ($)           (#)           ($)
            (a)             (b)      (c)      (d)           (g)           (i)
--------------------------------------------------------------------------------

Colin W. Stewart........    2003     22,538(2)   50,000(2) 300,000        --
   President, Chief
   Executive Officer
   and Director

Brian M. Gallagher,
 Ph.D.(3).............      2003    304,786     155,787         --   251,000(4)
   President, Chief         2002    324,450      79,436     75,000        --
   Executive Officer        2001    315,000     131,615    100,000        --
   and Chairman of
   the Board

Robert A. Ashley (5)..      2003    238,702      91,804     24,000        --
   Senior Vice              2002    231,750      72,827     40,000        --
   President,               2001    225,000      93,908     80,000        --
   Commercial
   Development

Nancy C. Broadbent....      2003    222,789      86,112     24,000        --
   Chief Financial          2002    216,300      72,807     30,000        --
   Officer, Treasurer       2001    210,000      87,881     50,000        --
   and Secretary

David F. Pfeiffer ....      2003    238,702      91,840     24,000        --
   Senior Vice              2002    231,750      72,759     40,000        --
   President, Sales         2001    225,000      93,812     80,000        --
   and Marketing

-----------

(1) In accordance with the rules of the Securities and Exchange Commission, the costs of certain perquisites and other personal benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executives for the fiscal years reported in the above table.

(2) On December 8, 2003, Mr. Stewart joined CollaGenex as President and Chief Executive Officer and a member of our Board of Directors. During 2003, Mr. Stewart was paid $22,538 in base salary compensation. Pursuant to Mr. Stewart's employment agreement, Mr. Stewart is entitled to an annual base salary of $350,000. Mr. Stewart was also awarded an initial $50,000 one-time, sign-on bonus in December 2003.

(3) As previously reported, during 2003 we commenced a search for a successor President and Chief Executive Officer to Dr. Gallagher. On December 8, 2003, Colin W. Stewart joined CollaGenex and Dr. Gallagher resigned from his position as President, Chief Executive Officer and Chairman of the Board. Dr. Gallagher continues to serve as one of our directors.

(4) In March 2003, Dr. Gallagher was awarded non-cash compensation, relating to certain modifications of Dr. Gallagher's stock option agreements. This non-cash compensation was valued at $251,000 based on the variance between the applicable option exercise price and the then current fair market value of the Company's common stock at the time of modification.

(5) On February 27, 2004, Mr. Ashley resigned from his position as Senior Vice President, Commercial Development.

Option Grants in 2003
---------------------

      The following table sets forth information concerning individual grants of stock options made during 2003 to each of the Named Executives.

                               OPTION GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------
                         Individual Grants
------------------------------------------------------------------------------------------------
                                     Percent
                                     of Total                               Potential
                                     Options                                Realizable
                      Number of      Granted to                               Value
                      Securities     Employees     Exercise             at Assumed Annual
                      Underlying      in             or      Expir-        Rates of Stock
                       Options       Fiscal         Base     ation       Price Appreciation
      Name            Granted        Year(1)       Price      Date        For Option Term (3)
                        (#)                      ($/Sh)(2)            5%($)            10%($)
       (a)              (b)           (c)           (d)       (e)       (f)               (g)
------------------------------------------------------------------------------------------------

Colin W. Stewart....  300,000        36.37        10.25    12/7/2013 1,933,850       4,900,758

Brian M. Gallagher,
  Ph.D..............       --          --           --         --        --                 --

Robert A. Ashley....   24,000         2.90        10.16    1/23/2013   153,350         388,618

Nancy C. Broadbent..   24,000         2.90        10.16    1/23/2013   153,350         388,618

David F. Pfeiffer...   24,000         2.90        10.16    1/23/2013   153,350         388,618

-----------

(1) Based on an aggregate of 824,850 options granted to employees in 2003, including options granted to the Named Executives.

(2) Based on a grant date fair market value equal to the grant date exercise price per share of the applicable option for each of the Named Executives and assumes no adjustments to the grant date exercise price.

(3) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their terms assuming the specified compound rates of appreciation (5% and 10%) on the market value of the common stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of the common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts will be received by the option holder.

Aggregated Option Exercises in 2003 and Year End Option Values
--------------------------------------------------------------

      The following table sets forth information concerning each exercise of options during 2003 by each of the Named Executives and the year end value of unexercised in-the-money options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES
-----------------------------------------------------------------------------------------------
                                                                Number of
                                                               Securities         Value of
                                                               Underlying        Unexercised
                                                               Unexercised      In-the-Money
                                                             Options at Fiscal  Options at Fiscal
                                      Shares       Value         Year-End        Year-End
                                   Acquired on     Value          (#)              ($)(1)
                                    Exercise      Realized    Exercisable/      Eexercisable
       Name                           (#)          ($)        Unexercisable     Unexercisable
       (a)                            (b)          (c)            (d)              (e)
------------------------------------------------------------------------------------------------
Colin W. Stewart .............          --            --          0/300,000          0/264,000

Brian M. Gallagher,  Ph.D ....     100,000     1,311,480          470,000/0        1,383,775/0

Robert A. Ashley .............          --            --    197,500/109,000    894,341/315,709

Nancy C. Broadbent ...........      21,000       172,838     116,500/81,500    391,598/218,565

David F. Pfeiffer ............      45,000       394,842    143,000/111,000    198,668/313,575

----------

(1) Based on a year end fair market value of the underlying securities equal to $11.13 per share, less the exercise price payable for such shares.

Employment Contracts, Termination of Employment and Change-in-Control
---------------------------------------------------------------------
Arrangements
------------

      We have executed indemnification agreements with each of our executive officers and directors pursuant to which we have agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if any such party becomes subject to an action because such party is a director, officer, employee, agent or fiduciary of the Company. In general, our employees are covered by confidentiality agreements.

      On September 18, 2002, we entered into change of control agreements with each of Ms. Broadbent and Mr. Pfeiffer and with Mr. Stewart on December 8, 2003. In the event the employment of Mr. Stewart, Ms. Broadbent or Mr. Pfeiffer is terminated as a result of an Involuntary Termination within 24 months of a Change of Control (each as defined in such agreements), the change of control agreements provide for, among other things (i) a lump sum payment of 1.5 times base salary and 1.5 times the average bonus paid for the three fiscal years prior to the Termination Date (as defined in the agreements), (ii) health coverage and benefits for a period of 24 months, and (iii) certain outplacement/administrative support for a period of 18 months.

      In addition, each of Ms. Broadbent and Mr. Pfeiffer have agreed that during the term of his or her employment and for a period of two years thereafter, they person will not directly or indirectly provide services to or for any business engaged in research regarding the development, manufacture, testing, marketing or sale of collagenase inhibiting drugs for application in periodontal disease or any other application which, during the period of their employment with us, is either marketed or in advanced clinical development by us. Pursuant to the terms of the Transition Agreement and Release we entered into with Dr. Gallagher on March 18, 2003, Dr. Gallagher has agreed that until September 18, 2004 he will not engage in any business or enterprise (whether as owner, partner, officer, director, employee, consultant, investor, lender or otherwise, except as the holder of not more than 1% of the outstanding stock of a publicly-held company) that develops, manufactures, markets, licenses, sells or provides any product or service that competes with any product or service developed, manufactured, marketed, licensed, sold or provided, or planned to be developed, manufactured, marketed, licensed, sold or provided, by us while Dr. Gallagher was our employee.

      During 2003, we commenced an executive search for a successor President and Chief Executive Officer to Dr. Gallagher and on December 8, 2003 we hired Colin W. Stewart as the successor to Dr. Gallagher. We executed a Transition Agreement and Release with Dr. Gallagher, pursuant to which we compensated Dr. Gallagher for, among other things, his services during the transition period and in recognition of his historical contributions to CollaGenex. Under the terms of such agreement, Dr. Gallagher was eligible for a one-time, lump sum bonus of $150,000, which was paid to Dr. Gallagher in connection with his separation from CollaGenex. Of such amount, $50,000 was earned by Dr. Gallagher automatically on the date of his separation from the Company and $100,000 was paid on such date based upon his performance prior to separation. We also agreed to reimburse Dr. Gallagher for certain COBRA premiums, or to make certain comparable payments to Dr. Gallagher, for a period of 24 months following his separation from CollaGenex. We also paid Dr. Gallagher a lump sum of $15,000 at the time of separation for certain expenses. In addition, effective upon the execution of such agreement, we accelerated Dr. Gallagher's right to exercise all unvested stock options previously granted to him and the exercise dates for certain of Dr. Gallagher's options were extended to the latest date on which the options would have expired according to their respective terms.

      As a result of the Transition Agreement and Release, we recognized a non-cash compensation charge relating to modifications of Dr. Gallagher's stock option agreements of approximately $251,000 in the first quarter of 2003. We also agreed to reimburse Dr. Gallagher for certain excise taxes, if any, imposed on him in connection with such agreement. We also entered into a consulting agreement with Dr. Gallagher pursuant to which he will provide consulting services to us for a period of 24 months following the appointment of Mr. Stewart. Under such agreement, Dr. Gallagher provided approximately 80 hours of consulting services to CollaGenex during the first two months following his separation and has agreed to provide approximately 15 hours per month thereafter through the second anniversary date of his separation from CollaGenex. Dr. Gallagher shall provide such services as an independent contractor at a rate of $27,037.50 per month.

      We entered into an Incentive Bonus Agreement with an effective date of August 27, 2003, with David F. Pfeiffer, our Senior Vice President, Sales and Marketing, pursuant to which Mr. Pfeiffer shall receive, in certain circumstances, an incentive bonus equal to his annual base salary. Pursuant to the terms of such agreement, the incentive bonus shall be payable only if (i) Mr. Pfeiffer remains actively employed with us through August 27, 2004, or (ii) we terminate Mr. Pfeiffer's employment without cause prior to August 27, 2004.

      On December 8, 2003, we entered into a Stock Option Agreement with Mr. Stewart, pursuant to which we granted inducement stock options to Mr. Stewart, effective the date of commencement of his employment. These options were granted without stockholder approval pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv) under the following terms: 300,000 non-qualified stock options, exercise price equal to the fair market value on the grant date, ten-year duration and vesting at the rate of 20% for each year of service with the Company. In certain circumstances, if the closing price of our common stock, as quoted on the NASDAQ National Market, exceeds a pre-determined per share price for a certain number of consecutive days, a portion of such options will vest immediately.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

      The  Compensation  Committee  currently  consists  of, and  during  2003 consisted of, W. James O'Shea, who serves as Chairman, Robert C. Black and Robert J. Easton. There are no, and during 2003 there were no, Compensation Committee interlocks.

      As of April 1, 2004, Mr. Easton, in his individual capacity, held 26,409 shares of our common stock. Such shares of common stock include those shares of common stock which were previously issued by us upon conversion of our Series A preferred stock, Series B preferred stock and Series C preferred stock previously held by Mr. Easton. As of April 1, 2004, Mr. Easton also held 2,000 shares of our Series D preferred stock which were convertible into 20,216 shares of our common stock as of such date.

      During 2003, we engaged an outside firm to perform certain consulting services for approximately $55,000. One of the primary stakeholders in the outside firm is Mr. Easton, a current member of our Board of Directors.

      In September 1995, we entered into a registration rights agreement with each of the then holders of our Series A, Series B and Series C redeemable preferred stock pursuant to which we have granted certain registration rights to such stockholders. Pursuant to such registration rights agreement, at any time beginning six months after June 20, 1996, the effective date of our initial public offering, the holders of at least a majority of the common stock issued upon the conversion of the Series A, Series B and Series C redeemable preferred stock (referred to collectively as the "Registrable Securities") have the right, subject to certain restrictions set forth in the registration rights agreement, to require that we register the Registrable Securities requested by such holders at our expense (on no more than two occasions) on either a Form S-1, Form S-2 or Form S-3 Registration Statement under the Securities Act of 1933, as amended. We are not, however, required to register any Registrable Securities unless such shares represent at least 10% of our outstanding shares of common stock, or, if less than 10%, if the anticipated aggregate offering price exceeds $1,000,000.

      The holders of Registrable Securities also have the right to an unlimited number of registrations on Form S-3 under the Securities Act of 1933, as amended. We are not, however, required to effect such a registration unless the requesting holders reasonably anticipate having an aggregate disposition price of at least $500,000.

      Also in September 1995, we granted to the then holders of Series A, Series B and Series C redeemable preferred stock certain rights to participate in certain future offerings undertaken by us. Such rights to participate require that, with certain exceptions including, but not limited to, an underwritten public offering, any time we propose to issue, sell or exchange, or reserve therefor, any securities, we must first offer to sell to each of the pre-conversion holders of Series A, Series B and Series C redeemable preferred stock their respective pro rata share of such securities at a price and on terms identical to the price and terms of the securities proposed to be issued, sold or exchanged in the applicable offering.

      In May 1999, we entered into a Stockholder and Registration Rights Agreement with each of the holders of our Series D preferred stock pursuant to which, among other things, we registered on a Registration Statements on Form S-3 all of the shares of our common stock underlying the shares of Series D preferred stock and all of the shares of common stock issued as dividends on the Series D preferred stock to the holders thereof. We are obligated to keep current each such Registration Statement on Form S-3 until such time as all of the shares of common stock registered thereunder have been sold or are otherwise exempt from registration.

      The holders of at least a majority of the Series D preferred stock also have the right, subject to certain restrictions, to require us to register the shares of common stock underlying their Series D preferred stock on a Registration Statement on Form S-1 at our expense (on no more than two occasions). Also, pursuant to the Stockholder and Registration Rights Agreement, if we propose to register any of our securities under the Securities Act of 1933, as amended, for sale to the public, the holders of the Series D preferred stock have certain piggyback registration rights with respect to the shares of common stock underlying their Series D preferred stock at our expense, subject to certain restrictions. In addition, if we grant registration rights to the holders of any of our securities that are more favorable than the registration rights granted under the Stockholder and Registration Rights Agreement, then the holders of the Series D preferred stock shall be deemed to have been granted such superior registration rights as well with respect to the shares of common stock underlying their Series D preferred stock. Also pursuant to the terms of the Stockholder and Registration Rights Agreement, the holders of Series D preferred stock have certain rights of first refusal with respect to certain stock issuances by us, beginning twelve months after the date of initial issuance of the Series D preferred stock.

Performance Graph
-----------------

      The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index (capitalization weighted) for the period beginning on January 1, 1999 and ending on the last day of our last completed fiscal year.

                COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)

             Among CollaGenex, the Nasdaq Composite Index and the
                           Nasdaq Pharmaceutical Index
                            (Capitalization Weighted)












                        [GRAPHIC REPRESENTATION OF TABLE]














                 Base
                Period
                January   June   December   June    December   June   December   June   December  June   December
 Company/           1,     30,      31,      30,       31,      30,      31,      30,      31,     30,      31,
Index Name        1999    1999     1999     2000      2000     2001     2001     2002     2002    2003     2003
                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
CGPI .........  $100.00  $103.95  $259.88   $97.51   $38.36   $85.24   $84.20   $76.92   $98.65  $137.84  $115.70
NASDAQ .......  $100.00  $122.53  $185.34  $181.14  $111.83   $98.36   $88.71   $67.00   $61.33   $74.39   $91.70
NASDAQ PHAR...  $100.00  $111.93  $188.55  $257.04  $235.19  $216.36  $200.44  $127.15  $129.53  $175.86  $189.85

-----------

(1) Graph assumes $100 invested on January 1, 1999 in our common stock, the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index (capitalization weighted).

(2)  Total return assumes reinvestment of dividends.

(3)  Year ended December 31.

Compensation Committee Report on Executive Compensation
-------------------------------------------------------

      The Compensation Committee has furnished the following report:

      The Compensation Committee is comprised of three non-employee directors and currently acts under a charter adopted and approved in January 2004. The Compensation Committee recommends, and the Board approves, all matters relating to executive compensation, including setting and administering policies governing executive salaries, bonuses (if any) and stock option awards (if any). The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Compensation Committee meets at least twice annually to set performance objectives for the Chief Executive Officer and to determine the annual compensation of the Chief Executive Officer and our other senior executives. The Chief Executive Officer is not present during the discussion of his compensation.

Executive Compensation Policy
-----------------------------

      The goal of our executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting and retaining qualified senior management. In order to continually attract and retain highly experienced executives, our compensation packages for senior executives are highly competitive with those paid to executives of other emerging pharmaceutical companies.

Compensation Mix
----------------

      Our executive compensation packages generally include three components: base salary, a discretionary annual cash bonus and stock options.

Base Salary
-----------

      The Compensation Committee seeks to establish base salaries for each position and level of responsibility that are competitive with those of executive officers at other emerging pharmaceutical companies.

Discretionary Cash Bonus
------------------------

      The Compensation Committee believes that discretionary cash bonuses are important to motivate and reward executive officers. However, cash bonuses are not guaranteed. Annual cash bonuses are awarded to executives based on their achievements against a stated list of objectives developed at the beginning of each year by senior management and the Compensation Committee. Such objectives are reviewed and approved by the Board of Directors.

Stock Options
-------------

      Stock option grants are designed to align the long-term interests of our executives with those of our stockholders by rewarding executives for increasing stockholder value. All executive officers are awarded option grants upon joining the Company that are competitive with those at comparable emerging pharmaceutical companies. In addition, the Compensation Committee may award additional stock option grants annually. When granting stock options, the Compensation Committee considers the recommendation of our Chief Executive Officer and the relative performance and contributions of each officer compared to that of other officers within the Company with similar levels of responsibility. The Compensation Committee has in the past granted, and may continue to grant from time to time in the future, options to our executive officers containing target milestones with respect to the trading price of our common stock and accelerated vesting upon the achievement of such milestones.

Compensation of the Chief Executive Officer
-------------------------------------------

      In establishing the Chief Executive Officer's compensation package, the Compensation Committee seeks to maintain a level of total current compensation that is competitive with that paid to chief executive officers of other comparable emerging pharmaceutical companies. In addition, in order to align the Chief Executive Officer's interests with the interests of our stockholders, the Compensation Committee attempts to make a substantial portion of the value of the Chief Executive Officer's total compensation dependent on the appreciation of our stock price.

      The Chief Executive Officer's performance is evaluated annually by the Compensation Committee against a stated list of short, medium and long term objectives developed by the Compensation Committee at the beginning of each year and approved by the Board of Directors. As previously discussed, Dr. Gallagher resigned from his position as President and Chief Executive Officer effective as of December 8, 2003. In connection with Dr. Gallagher's services during a transition period during 2003 and in recognition of his historical contributions to CollaGenex, Dr. Gallagher was paid a lump sum bonus of $150,000. On December 8, 2003, Colin W. Stewart was appointed our President and Chief Executive Officer. Mr. Stewart's base salary will initially be $350,000. Mr. Stewart was also awarded an initial $50,000 one-time, sign-on bonus in December 2003. In establishing Mr. Stewart's compensation, we examined Mr. Stewart's prior experience and breadth of knowledge, as well as the size, complexity and historical performance of our business, our position as compared to our peers in the industry and the specific challenges we face.

Tax Considerations
------------------

      Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1.0 million paid to the company's CEO and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and our stockholders, after taking into consideration changing business conditions and the performance of our employees.

                                          Compensation Committee Members:

                                          W. James O'Shea, Chairman
                                          Robert C. Black, Member
                                          Robert J. Easton, Member

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED SHAREHOLDER MATTERS

      There were, as of April 1, 2004, approximately 112 holders of record and approximately 3,972 beneficial holders of our common stock. The following table sets forth certain information, as of April 1, 2004, with respect to holdings of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of the common stock outstanding as of such date, based on currently available Schedules 13D and 13G filed with the SEC, (ii) each of our directors (which includes all nominees) and Named Executives, and (iii) all directors and executive officers as a group.

                                                                        Percent
                                            Amount and Nature of           of
Name and Address of Beneficial Owner(1)   Beneficial Ownership(1)       Class(2)
---------------------------------------   -----------------------       --------

(i)   Certain Beneficial Owners:

Oaktree Capital Management, LLC
OCM Principal Opportunities Fund, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071............     1,852,005(3)                13.1%

Zesiger Capital Group LLC
320 Park Avenue, 30th Floor
New York, New York 10022.................       982,200(4)                 7.0%

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109..............       768,509(5)                 5.4%

(ii)  Directors (which includes all
      nominees) and Named Executives:

Colin W. Stewart.........................               --                    *
Brian M. Gallagher, Ph.D.................       595,000(6)                 4.1%
Robert A. Ashley.........................       254,500(7)                 1.8%
Nancy C. Broadbent.......................       200,875(8)                 1.4%
David F. Pfeiffer........................       197,500(9)                 1.4%
Peter R. Barnett, D.M.D..................       34,489(10)                    *
Robert Black.............................       25,589(11)                    *
James E. Daverman........................       85,859(12)                    *
Robert J. Easton.........................       81,934(13)                    *
Stephen A. Kaplan........................    1,880,594(14)                13.3%
W. James O'Shea..........................       21,214(15)                    *

(iii) All Directors and executive
      officers as a
      group (12 persons).................    3,377,554(16)                22.1%

-----------

*     Less than 1%

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership for each holder is based on 14,131,377 shares of common stock outstanding on April 1, 2004, plus any common stock equivalents and presently exercisable stock options or warrants held by each such holder, and options or warrants held by each such holder which will become exercisable within 60 days after April 1, 2004.

(3) Includes 1,789,090 shares of common stock issuable upon the conversion of 177,000 shares the Series D preferred stock held thereby and 62,933 shares of common stock, including shares of common stock issued in payment of dividends on the Series D preferred stock.

(4) As disclosed on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004, assuming no changes in beneficial ownership since such filing. According to such Schedule 13G, Zesiger Capital Group LLC, in its capacity as investment adviser, may be deemed to beneficially own 982,200 shares of common stock, which shares are held of record by clients of Zesiger Capital Group LLC. Zesiger Capital Group LLC reports that it has shared power to vote or direct the vote of 746,500 shares and shared power to dispose or direct the disposition of 982,200 shares.

(5) As disclosed on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004, assuming no changes in beneficial ownership since such filing. According to such Schedule 13G, Wellington Management Company, LLP, in its capacity as investment adviser, may be deemed to beneficially own 768,509 shares of common stock, which shares are held of record by clients of Wellington Management Company, LLP. Wellington Management Company, LLP reports that it has shared power to vote or direct the vote of 725,809 shares and shared power to dispose or direct the disposition of 768,509 shares, while its clients have the right to receive, or direct the receipt of, dividends from, or proceeds from the sale of, such shares.

(6) Includes 395,000 shares of common stock underlying options which are or may be exercisable as of April 1, 2004 or 60 days after such date.

(7) Includes 244,500 shares of common stock underlying options which are or may be exercisable as of April 1, 2004 or 60 days after such date.

(8) Includes 150,000 shares of common stock underlying options which are or may be exercisable as of April 1, 2004 or 60 days after such date. Also includes 2,000 shares of common stock held in the name of Ms. Broadbent's spouse and 1,000 shares of common stock held in the name of Ms. Broadbent's parent, who resides with Ms. Broadbent.

(9) Includes 190,000 shares of common stock underlying options which are exercisable as of April 1, 2004 or 60 days after such date.

(10) Includes 30,589 shares of common stock underlying options which are exercisable as of April 1, 2004 or 60 days after such date.

(11) Includes 25,589 shares of common stock underlying options which are exercisable as of April 1, 2004 or 60 days after such date.

(12) Includes 30,589 shares of common stock underlying options which are exercisable as of April 1, 2004 or 60 days after such date.

(13) Includes 30,859 shares of common stock underlying options which are exercisable as of April 1, 2004 or 60 days after such date. Also includes 20,216 shares of common stock issuable upon the conversion of 2,000 shares of the Series D preferred stock held by Mr. Easton and 26,409 shares of common stock, including shares of common stock issued in payment of dividends on such Series D preferred stock. Also includes 4,450 shares of common stock held as trustee for the Rachel Easton Charitable Trust.

(14) Stephen Kaplan is a principal of OCM Principal Opportunities Fund, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by OCM Principal Opportunities Fund, L.P. Mr. Kaplan expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in OCM Principal Opportunities Fund, L.P. Includes 3,000 shares of common stock held by Mr. Kaplan in his individual capacity and 25,589 shares of common stock underlying options which are exercisable as of April 1, 2004 or 60 days after such date.

(15) Includes 21,214 shares of common stock underlying options which are exercisable as of April 1, 2004 or 60 days after such date.

(16) See Notes 6 through 15.

Series D Preferred Stock
------------------------

      There were, as of April 1, 2004, six holders of record of our Series D preferred stock. The following table sets forth certain information, as of April 1, 2004, with respect to the beneficial ownership of our Series D preferred stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of Series D preferred stock outstanding as of such date, (ii) each of our directors (which includes all nominees) and Named Executives who beneficially own shares of Series D preferred stock, and (iii) all directors and executive officers as a group.

                                                                        Percent
                                            Amount and Nature of           of
Name and Address of Beneficial Owner(1)   Beneficial Ownership(1)       Class(2)
---------------------------------------   -----------------------       --------
(i)   Certain Beneficial Owners:

OCM Principal Opportunities Fund, L.P....        177,000(3)               88.5%
Richard A. Horstmann.....................         10,000(4)                5.0%
Marquette Venture Partners II, L.P. and
  MVP II Affiliates Fund, L.P............         10,000(5)                5.0%

(ii)  Directors (which includes all
      nominees) and Named Executives:

Robert J. Easton.........................          2,000(6)                1.0%
Stephen A. Kaplan........................        177,000(7)               88.5%

(iii) All Directors and executive
      officers as a
      group (12 persons).................        179,000(6)(7)            89.5%

-----------

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership is based on 200,000 shares of Series D preferred stock outstanding on April 1, 2004.

(3) Such shares of Series D preferred stock are convertible into 1,789,090 shares of common stock.

(4) Such shares of Series D preferred stock are convertible into 101,079 shares of common stock.

(5) Of such shares of Series D preferred stock, 9,722 shares are held by Marquette Venture Partners II, L.P. and are convertible into 98,269 shares of common stock. Also, of such shares of Series D preferred stock, 278 shares are held by MVP II Affiliates Fund, L.P. and are convertible into 2,810 shares of common stock.

(6) Such shares of Series D preferred stock are convertible into 20,216 shares of common stock.

(7) Stephen A. Kaplan is a principal of OCM Principal Opportunities Fund, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by OCM Principal Opportunities Fund, L.P. Mr. Kaplan expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in OCM Principal Opportunities Fund, L.P.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      For transactions and information relating to (i) an outside consulting firm that performed services for us and for which Mr. Easton is a primary stakeholder, and (ii) certain registration rights and rights to participate in certain future offerings undertaken by us, held by Mr. Easton, who currently serves, and during 2003 served, as a member of our Compensation Committee, please see "EXECUTIVE COMPENSATION - Compensation Committee Interlocks and Insider Participation."

      Until October 2003, James E. Daverman, Chairman of our Board of Directors, served as a managing general partner of Marquette Venture Partners, a venture capital investment company which he founded in 1987. Additionally, Mr. Daverman served as President of Marquette Management Partners, LLC, the general partner of Marquette Venture Partners, L.P. and a general partner of MG II, L.P., the general partner of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P.

      As of April 1, 2004: (i) Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. held an aggregate of 10,000 shares of our Series D preferred stock which were convertible into an aggregate of 101,079 shares of our common stock as of such date; and (ii) OCM Principal Opportunities Fund, L.P., with which Mr. Kaplan, a member of our Board of Directors, is affiliated, held an aggregate of 177,000 shares of our Series D preferred stock which were convertible into 1,789,090 shares of our common stock. Such entities are entitled, therefore, to identical registration rights and rights to participate in future offerings undertaken by us as is Mr. Easton, with respect to such shares of Series D preferred stock.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Our Board of Directors intends, subject to stockholder approval, to retain KPMG LLP as our independent auditors for the year ending December 31, 2004. KPMG LLP also served as our independent auditors for 2003.

      The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2004.

      Representatives of KPMG LLP are expected to attend the Annual Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

                             STOCKHOLDERS' PROPOSALS

      Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, must submit the proposal to us at our offices at 41 University Drive, Newtown, Pennsylvania 18940, attention Nancy C. Broadbent, not later than December 23, 2004.

      Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, are required to provide advanced notice of such proposal to us at the aforementioned address not later than March 7, 2005.

      If we do not receive notice of a stockholder proposal within this timeframe, our management will use their discretionary authority to vote the shares they represent, as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these other applicable requirements.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

      Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write to us at 41 University Drive, Newtown, Pennsylvania 18940, or call us at (215) 579-7388. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                  OTHER MATTERS

      The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

      The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

      In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

      Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

      WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULE THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 14, 2004, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO MS. NANCY C. BROADBENT, SECRETARY, COLLAGENEX
PHARMACEUTICALS, INC., 41 UNIVERSITY DRIVE, NEWTOWN, PENNSYLVANIA 18940. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

      PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                       By Order of the Board of Directors

                                       /s/ Nancy C. Broadbent

                                       Nancy C. Broadbent
                                       Secretary
Newtown, Pennsylvania
April 23, 2004

                                   APPENDIX A

                        COLLAGENEX PHARMACEUTICALS, INC.

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

A.    PURPOSE

      The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

B.    STRUCTURE AND MEMBERSHIP

      1. NUMBER. The Audit Committee shall consist of at least three members of the Board of Directors.

      2. INDEPENDENCE. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

      3. FINANCIAL LITERACY. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

      4. CHAIR. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

      5. COMPENSATION. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

      6. SELECTION AND REMOVAL. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominations Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.    AUTHORITY AND RESPONSIBILITIES

      General
      -------

      The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

      Oversight of Independent Auditors
      ---------------------------------

      1. SELECTION. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

      2.    INDEPENDENCE.   The Audit Committee shall take, or recommend that
            the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

      3. COMPENSATION. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

      4. PREAPPROVAL OF SERVICES. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

      5. OVERSIGHT. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

               o    critical accounting policies and practices;

               o alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

               o    other   material   written    communications   between   the
                    independent auditor and Company management.

            In connection with its oversight role, the Audit Committee should also review with the independent auditors, from time to time as appropriate:

            (i) significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of the Company's financial statements;

            (ii) recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the Company and recommended actions which might be taken to prevent or mitigate the risk of problems at the Company arising from such matters;

            (iii) any accounting  adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise);

            (iv) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement;

            (v) any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Company;

            (vi)  accounting for unusual transactions;

            (vii) adjustments  arising from audits that could have a significant impact on the Company's financial reporting process; and

            (viii)any  recent  SEC  comments  on  the   Company's  SEC  reports,
                  including in particular any unresolved or future-compliance comments.

      Audited Financial Statements
      ----------------------------

      6. REVIEW AND DISCUSSION. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss.380) requires discussion.

      7. RECOMMENDATION TO BOARD REGARDING FINANCIAL STATEMENTS. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

      8. AUDIT COMMITTEE REPORT. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

      Review of Other Financial Disclosures
      -------------------------------------

      9. INDEPENDENT AUDITOR REVIEW OF INTERIM FINANCIAL STATEMENTS. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

      Controls and Procedures
      -----------------------

      10. OVERSIGHT. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act. The Audit Committee shall periodically review the complaint procedures to confirm that they are effectively operating.

      11. PROCEDURES FOR COMPLAINTS. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      12. RELATED-PARTY TRANSACTIONS. The Audit Committee shall review all "related party transactions" (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

      13. ADDITIONAL POWERS. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.    PROCEDURES AND ADMINISTRATION

      1. MEETINGS. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit
            Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company's internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

      2. SUBCOMMITTEES. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

            Any decision  of a subcommittee to preapprove audit, review,  attest
            or  non-audit  services   shall  be  presented  to  the  full  Audit
            Committee at its next scheduled meeting.

      3. REPORTS TO BOARD. The Audit Committee shall report regularly to the Board of Directors.

      4. CHARTER. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      5. INDEPENDENT ADVISORS. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

      6. INVESTIGATIONS. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

      7. FUNDING. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                                           PREFERRED STOCK
                                  COLLAGENEX PHARMACEUTICALS, INC.

                         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned  hereby  constitutes and appoints Colin W. Stewart and Nancy C. Broadbent,  and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of CollaGenex  Pharmaceuticals,
Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the  Company  to be held  at the  Philadelphia  Marriott  Downtown  Hotel,  1201  Market  Street,
Philadelphia,  Pennsylvania  19107 at 8:30 A.M.,  local time, on Tuesday,  May 25, 2004,  and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders  and Proxy  Statement for the Meeting  (receipt of which is hereby acknowledged).

     This  proxy  when  properly  executed  will be  voted  in the  manner  directed  herein  by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

                            (continued and to be signed on reverse side)




                                  ANNUAL MEETING OF STOCKHOLDERS OF

                                  COLLAGENEX PHARMACEUTICALS, INC.

                                           PREFERRED STOCK

                                            May 25, 2004

      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

PLEASE SIGN,  DATE AND RETURN  PROMPTLY IN THE ENCLOSED  ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR
BLACK INK AS SHOWN HERE. |X|


1.   ELECTION OF DIRECTOR
                                                      Nominee:
     |_|  FOR                                         Stephen A. Kaplan

     |_|  WITHHOLD AUTHORITY

2.   APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF          FOR       AGAINST       ABSTAIN
     KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY        |_|       |_|           |_|
     FOR THE YEAR ENDING DECEMBER 31, 2004.

3.   In his or her discretion, the proxy is authorized          FOR       AGAINST       ABSTAIN
     to vote upon other matters as may properly come            |_|       |_|           |_|
     before the Meeting.


                              Please check the box if you are
                              planning to attend the Meeting in person.   |_|

TO CHANGE THE ADDRESS ON YOUR  ACCOUNT,  PLEASE CHECK THE BOX AT RIGHT AND INDICATE YOUR NEW ADDRESS
IN THE ADDRESS SPACE ABOVE.  PLEASE NOTE THAT CHANGES TO THE  REGISTERED  NAME(S) ON THE ACCOUNT MAY
NOT BE SUBMITTED VIA THIS METHOD. |_|


Signature of Preferred Stockholder                          Date:
                                  ------------------------       -------------
Signature of Preferred Stockholder                          Date:
                                  ------------------------       -------------
                                        IF HELD JOINTLY

Note:     Please  sign  exactly as your name or names  appear on this  Proxy.  When  shares are held jointly,  each holder  should sign.  When signing as  executor,  administrator,  attorney, trustee  or  guardian,  please  give full title as such.  If the signer is a  corporation, please sign full corporate name by duly authorized officer,  giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                            COMMON STOCK
                                  COLLAGENEX PHARMACEUTICALS, INC.

                         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned  hereby  constitutes and appoints Colin W. Stewart and Nancy C. Broadbent,  and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of CollaGenex  Pharmaceuticals,
Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the  Company  to be held  at the  Philadelphia  Marriott  Downtown  Hotel,  1201  Market  Street,
Philadelphia,  Pennsylvania  19107 at 8:30 A.M.,  local time, on Tuesday,  May 25, 2004,  and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders  and Proxy  Statement for the Meeting  (receipt of which is hereby acknowledged).

     This  proxy  when  properly  executed  will be  voted  in the  manner  directed  herein  by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

                            (continued and to be signed on reverse side)

                                  ANNUAL MEETING OF STOCKHOLDERS OF

                                  COLLAGENEX PHARMACEUTICALS, INC.

                                            COMMON STOCK

                                            May 25, 2004

      Please date, sign and mail your proxy card in the envelope provided as soon as possible.

                          Please detach and mail in the envelope provided.



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PLEASE SIGN,  DATE AND RETURN  PROMPTLY IN THE ENCLOSED  ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR
BLACK INK AS SHOWN HERE. |X|


1.   ELECTION OF DIRECTORS                              Nominees:
     |_|  For All Nominees                         |_|  Colin W. Stewart          |_|  James E. Daverman
     |_|  Withhold Authority for All Nominees      |_|  Peter R. Barnett, D.M.D   |_|  Robert J. Easton
     |_|  For All Except (See instructions below)  |_|  Robert C. Black           |_|  W. James O'Shea
                                                   |_|  Brian M. Gallagher, Ph.D.

INSTRUCTION:  To withhold authority to vote for any individual  nominee(s) mark "FOR ALL EXCEPT" and
fill in the circle next to each nominee you wish to withhold, as shown here: |X|

2.   APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF         FOR       AGAINST       ABSTAIN
     KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY       |_|       |_|           |_|
     FOR THE YEAR ENDING DECEMBER 31, 2004.

3.  In his or her discretion, the proxy is authorized to       FOR       AGAINST       ABSTAIN
    vote upon other matters as may properly come before        |_|       |_|           |_|
    the Meeting.


                              Please check the box if you are
                              planning to attend the Meeting in person.   |_|

TO CHANGE THE ADDRESS ON YOUR  ACCOUNT,  PLEASE CHECK THE BOX AT RIGHT AND INDICATE YOUR NEW ADDRESS
IN THE ADDRESS SPACE ABOVE.  PLEASE NOTE THAT CHANGES TO THE  REGISTERED  NAME(S) ON THE ACCOUNT MAY
NOT BE SUBMITTED VIA THIS METHOD. |_|


Signature of Preferred Stockholder                          Date:
                                  ------------------------       -------------
Signature of Preferred Stockholder                          Date:
                                  ------------------------       -------------
                                        IF HELD JOINTLY

Note:     Please  sign  exactly as your name or names  appear on this  Proxy.  When  shares are held jointly,  each holder  should sign.  When signing as  executor,  administrator,  attorney, trustee  or  guardian,  please  give full title as such.  If the signer is a  corporation, please sign full corporate name by duly authorized officer,  giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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